UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
Form 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) August 1, 2007
NEWBRIDGE BANCORP
(Exact Name of Registrant as Specified in Charter)

North Carolina	000-11448	56-1348147
State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

1501 Highwoods Boulevard, Suite 400,	27410
Greensboro, North Carolina
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code (336) 369-0900
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 9.01 — Financial Statements and Exhibits	4

Signatures	4

Explanatory Note: This Amendment No. 1 amends the NewBridge Bancorp (“NewBridge”) Current Report on Form 8-K dated August 1, 2007 to provide financial statement information required by Item 9.01 which was excluded from the initial filing in reliance on Items 9.01(a)(4) and 9.01(b)(2).
ITEM 9.01. Financial Statements and Exhibits.
(a)	Financial Statements of Businesses Acquired.
1.	The audited consolidated statements of financial condition of FNB Financial Services Corporation (“FNB”) and subsidiaries as of December 31, 2006 and 2005, and the related consolidated statements of net earnings, stockholders’ equity, and cash flows for each of the three years in the period ended December 31, 2006, and the related notes and reports of independent registered public accounting firm related thereto (collectively, the “Audited Financial Information”) required by Item 9.01(a) of Form 8-K have been previously reported by NewBridge on NewBridge’s Registration Statement on Form S-4 (Registration No. 333-142450).

2.	The unaudited consolidated statement of financial condition of FNB and subsidiaries as of March 31, 2007, December 31, 2006 and March 31, 2006, the unaudited consolidated statements of net earnings and cash flows for the three months ended March 31, 2007 and March 31, 2006, and the unaudited consolidated statement of stockholders’ equity for the three months ended March 31, 2007 and March 31, 2006, and the related notes thereto (collectively, the “Unaudited Financial Information”).
(b)	Pro Forma Financial Information.
1.	NewBridge and FNB unaudited pro forma condensed combined balance sheet at March 31, 2007 and the unaudited pro forma condensed combined summaries of income for the three months ended March 31, 2007 and for the year ended December 31, 2006, and the related notes to the unaudited pro forma condensed financial information (collectively, the “Pro Forma Financial Information”).
(d)	Exhibits.
(99)(a)	Unaudited Financial Information

(99)(b)	Pro Forma Financial Information
Forward Looking Statements
     The discussions included in this document and its exhibits may contain forward looking statements within the meaning of the Private Securities Litigation Act of 1995, including Section 21E of the Securities Exchange Act of 1934 and Section 27A of the Securities Act of 1933. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially. For the purposes of these discussions, any statements that are not statements of historical fact may be deemed to be forward looking statements. Such statements are often characterized by the use of qualifying words such as “expects,” “anticipates,” “believes,” “estimates,” “plans,” “projects,” or other statements concerning opinions or judgments of NewBridge and its management about future events. The accuracy of such forward looking statements could be affected by such factors as, including but not limited to: (1) projected results in connection with the implementation of our business plan are lower than expected; (2) competitive pressure among financial services companies increases significantly; (3) costs or difficulties related to the integration of acquisitions or expenses in general are greater than expected; (4) general economic conditions, in the markets in which NewBridge does business, are less favorable than expected; (5) risks inherent in making loans, including repayment risks and risks associated with collateral values, are greater than expected; (6) changes in the interest rate environment reduce interest margins and affect funding sources; (7) changes in market rates and prices may adversely affect the value of financial products; (8) legislation or regulatory requirements or changes thereto adversely affect the businesses in which NewBridge is engaged; (9) regulatory compliance cost increases are greater than expected; and (10) decisions to change the business mix of NewBridge. For further information and other factors which could affect the accuracy of forward looking statements, please see NewBridge’s reports filed with the Securities and Exchange Commission (“SEC”) pursuant to the Securities Exchange Act of 1934 which are available at the SEC’s website (www.sec.gov). Readers are cautioned not to place undue reliance on these forward looking statements, which reflect management’s judgments only as of the date hereof. NewBridge undertakes no obligation to publicly revise those forward looking statements to reflect events and circumstances that arise after the date hereof.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 15, 2007	NEWBRIDGE BANCORP

	By:	/s/ Robert F. Lowe

Robert F. Lowe, Chairman and Chief Executive Officer